SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 1, 2012

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 400

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 365-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 1, 2012, Extra Space Storage Inc. (the “Company”) announced that Extra Space Storage LP (the “Operating Partnership”) is offering to repurchase, at the option of each holder, any and all of its outstanding 3.625% Exchangeable Senior Notes due 2027 (the “Notes”), as required by the terms of the Indenture, dated as of March 27, 2007, among the Company, the Operating Partnership and Wells Fargo Bank, N.A., as trustee and paying agent (the “Indenture”).  In connection with the repurchase offer, on March 1, 2012, the Company distributed an Issuer Repurchase Notice to the holders of the Notes and filed a Schedule TO with the Securities and Exchange Commission.  The repurchase offer will expire at 5:00 p.m., New York City time, on March 29, 2012.

On March 1, 2012, the Company also announced that the Operating Partnership intends to redeem all of the outstanding Notes, pursuant to its option under the Indenture, on April 5, 2012.  In connection with the redemption, on March 1, 2012, the Company distributed a Notice of Redemption to the holders of the Notes.

In connection with the redemption, holders of the Notes have the right to exchange their Notes prior to 5:00 p.m., New York City time, on April 3, 2012.  Notes not surrendered pursuant to the repurchase offer prior to 5:00 p.m., New York City time, on March 29, 2012, or for exchange prior to 5:00 p.m., New York City time, on April 3, 2012, will be redeemed by the Operating Partnership on April 5, 2012.

The foregoing description of the repurchase offer and the redemption is only a summary and is qualified in its entirety by reference to the Issuer Repurchase Notice, a copy of which is attached hereto as Exhibit 99.1, the Notice of Redemption, a copy of which is attached hereto as Exhibit 99.2, and the press release announcing the repurchase offer and the redemption, a copy of which is attached hereto as Exhibit 99.3, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit

99.1	Issuer Repurchase Notice, dated March 1, 2012.(1)

99.2	Notice of Redemption, dated March 1, 2012.

99.3	Press Release, dated March 1, 2012.(2)

(1)	Incorporated herein by reference to Exhibit 99(a)(1)(A) to Extra Space Storage Inc.’s and Extra Space Storage LP’s Schedule TO filed with the Securities and Exchange Commission on March 1, 2012.

(2)	Incorporated herein by reference to Exhibit 99(a)(5)(A) to Extra Space Storage Inc.’s and Extra Space Storage LP’s Schedule TO filed with the Securities and Exchange Commission on March 1, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2012	EXTRA SPACE STORAGE INC.

	By:	/s/ Charles L. Allen
	Name:	Charles L. Allen
	Title:	Executive Vice President, Chief Legal Officer and Secretary

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EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Issuer Repurchase Notice, dated March 1, 2012.(1)

99.2	Notice of Redemption, dated March 1, 2012.

99.3	Press Release, dated March 1, 2012.(2)

(1)	Incorporated herein by reference to Exhibit 99(a)(1)(A) to Extra Space Storage Inc.’s and Extra Space Storage LP’s Schedule TO filed with the Securities and Exchange Commission on March 1, 2012.

(2)	Incorporated herein by reference to Exhibit 99(a)(5)(A) to Extra Space Storage Inc.’s and Extra Space Storage LP’s Schedule TO filed with the Securities and Exchange Commission on March 1, 2012.

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